    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 4, 1998


                                                      REGISTRATION NO. 333-43339
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                             KNOLOGY HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                        (STATE OR OTHER JURISDICTION OF
                         INCORPORATION OR ORGANIZATION)

                                      4812
                          (PRIMARY STANDARD INDUSTRIAL
                          CLASSIFICATION CODE NUMBER)

                                   58-2203141
                                (I.R.S. EMPLOYER
                              IDENTIFICATION NO.)


                            1241 O.G. SKINNER DRIVE

                           WEST POINT, GEORGIA 31833

                                 (706) 645-8553

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ------------------

                               WILLIAM E. MORROW
                             KNOLOGY HOLDINGS, INC.

                            1241 O.G. SKINNER DRIVE

                           WEST POINT, GEORGIA 31833
                                 (706) 645-8553
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                               ------------------
                                   Copies to:

                            STEVEN M. KAUFMAN, ESQ.
                             HOGAN & HARTSON L.L.P.
                          555 THIRTEENTH STREET, N.W.
                             WASHINGTON, D.C. 20004
                                 (202) 637-5600

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          PROPOSED     PROPOSED
                                                           MAXIMUM      MAXIMUM
                                              AMOUNT      OFFERING     AGGREGATE    AMOUNT OF
TITLE OF EACH CLASS OF                         TO BE      PRICE PER    OFFERING   REGISTRATION
SECURITIES TO BE REGISTERED                 REGISTERED      UNIT       PRICE(1)      FEE(2)
-----------------------------------------------------------------------------------------------
11 7/8% Senior Discount Notes Due 2007..... $444,100,000   56.1449%  $249,339,526    $73,556
===============================================================================================

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended.
(2) Calculated pursuant to Rule 457(f) based on the book value, calculated as of November 30, 1997, of the outstanding 11 7/8% Senior Discount Notes Due 2007 of KNOLOGY Holdings, Inc. to be canceled in the exchange transaction hereunder. Such amount was previously paid.
                               ------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                EXPLANATORY NOTE


     This Amendment No. 2 is being submitted to file the following exhibits:



 EXHIBIT
 NUMBER                                     EXHIBIT DESCRIPTION
---------    ---------------------------------------------------------------------------------
 +10.21      License Agreement for Pole Attachments and/or Conduit Occupancy dated July 28,
             1993 by and between BellSouth Telecommunications, Inc. d/b/a Southern Bell
             Telephone and Telegraph Company and American Cable Company.
 +10.22      License Agreement dated September 29, 1995 by and between Montgomery Cablevision and Entertainment, Inc. and American Communication Services of Montgomery, Inc.
 +10.23      License Agreement dated January 17, 1996 by and between American Cable, Inc. and
             American Communication Services of Columbus, Inc.
 +10.24      Addendum to License Agreement dated April 21, 1997 by and between American Cable,
             Inc. and American Communication Services of Columbus, Inc.
 +10.52      License Agreement for Pole Attachments and/or Conduit Occupancy in Florida, dated
             September 15, 1993, between BellSouth Telecommunications, Inc. d/b/a Southern
             Bell Telephone and Telegraph and Beach Cable, Inc.
  24.1       Power of attorney (included on signature page).


---------------
 + Confidential treatment has been requested. The copy filed as an exhibit omits the information subject to the confidential treatment request.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Section 145 of the Delaware General Corporation Law ("DGCL"), a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees) as well as judgments, fines and settlements, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The DGCL provides, however, that such person must have acted in good faith and in a manner such person reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the DGCL does not permit indemnification in an action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for costs the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

     The Company's Certificate of Incorporation (the "Certificate") contains provisions that provide that no director of the Company shall be liable for breach of fiduciary duty as a director except for (1) any breach of the directors' duty of loyalty to the Company or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (3) liability under Section 174 of the DGCL; or (4) any transaction from which the director derived an improper personal benefit. Under the Bylaws of the Company, the Company is required to advance expenses incurred by an officer or director in defending or participating in any action which such director or officer is made a party to or is threatened to be made a party to by reason of his or her serving or having served as an officer or director if the director or officer undertakes to repay such amount if it is determined that the director or officer is not entitled to indemnification. In addition, the Company intends to enter into indemnity agreements with each of its directors pursuant to which the Company will agree to indemnify the directors as permitted by the DGCL.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits

 EXHIBIT
 NUMBER                                     EXHIBIT DESCRIPTION
---------    ---------------------------------------------------------------------------------
  *1.1       Placement Agreement, dated October 16, 1997, between KNOLOGY Holdings, Inc. and
             Morgan Stanley & Co. Incorporated, for itself and the other Placement Agents named therein (the "Placement Agents").
  *2.1       Agreement and Plan of Merger, dated December 5, 1997, by and among KNOLOGY
             Holdings, Inc., KNOLOGY of Panama City, Inc., Beach Cable, Inc. and L. Charles
             Hilton.
  *3.1       Certificate of Incorporation of KNOLOGY Holdings, Inc.
  *3.2       Amended and Restated Bylaws of KNOLOGY Holdings, Inc.
  *4.1       Indenture dated as of October 22, 1997 between KNOLOGY Holdings, Inc. and United
             States Trust Company of New York, as Trustee, relating to the 11 7/8% Senior
             Discount Notes Due 2007 of KNOLOGY Holdings, Inc.
  *4.2       Registration Rights Agreement, dated October 22, 1997, between KNOLOGY Holdings,
             Inc., the Placement Agents and SCANA Communications, Inc.
  *4.3       Form of Senior Discount Note (contained in Indenture filed as Exhibit 4.1).
  *4.4       Form of Exchange Note (contained in Indenture filed as Exhibit 4.1).

 EXHIBIT
 NUMBER                                     EXHIBIT DESCRIPTION
---------    ---------------------------------------------------------------------------------
 **5.1       Opinion of Hogan & Hartson L.L.P.
 **8.1       Tax Opinion of Hogan & Hartson L.L.P.
 *10.1       Unit Purchase Agreement, dated as of October 16, 1997 between KNOLOGY Holdings,
             Inc. and SCANA Communications, Inc.
 *10.2       Warrant Agreement, dated as of October 22, 1997, between KNOLOGY Holdings, Inc.
             and United States Trust Company of New York (including form of Warrant
             Certificate).
 *10.3       Warrant Registration Rights Agreement, dated as of October 22, 1997, between
             KNOLOGY Holdings, Inc. and United States Trust Company of New York.
 *10.4       Sub-Lease Indenture dated November 1, 1995 by and between J. Smith Lanier & Co.
             Financial Services, Inc. and ITC Holding Company, Inc.
 *10.5       Lease Agreement dated April 15, 1996 by and between D.L. Jordan and American
             Cable Company, Inc.
 *10.6       Lease Agreement dated April 19, 1996 by and between B.E. Satterwhite and American
             Cable Company, Inc.
 *10.7       Pole Attachment Agreement dated January 1, 1998 by and between Gulf Power Company and Beach Cable, Inc.
 *10.8       Lease Agreement dated August 19, 1996 by and between Vaughn/Taylor, L.L.C. and
             Montgomery Cablevision and Entertainment, Inc.
 *10.9       Lease Agreement dated August 20, 1996 by and between William H. McLemore and
             Montgomery Cablevision and Entertainment, Inc.
 *10.10      Lease Agreement dated November 7, 1996 by and between Samuel B. Hewitt and
             American Cable Company, Inc.
 *10.11      Site Agreement dated November 19, 1996 by and between John Walter Stowers and
             Montgomery Cablevision and Entertainment, Inc.
 *10.12      Office Lease Agreement dated February 15, 1997 by and between Scott P. Pinckard and Cybernet Holdings, Inc.
*+10.13      Lease Agreement dated April 2, 1997 by and between Interstate Telephone Company and Cybernet Holding, Inc.
 *10.14      Lease Agreement dated May 15, 1997 by and between Southern Boulevard Corporation and Cybernet Holding d/b/a Montgomery Cablevision and Entertainment, Inc.
 *10.15      Lease Agreement dated August 23, 1997 by and between Interstate Fibernet, Inc.
             and KNOLOGY Holdings, Inc.
*+10.16      Telecommunications Facility Lease and Capacity Agreement, dated September 10,
             1996, by and between Troup EMC Communications, Inc. and Cybernet Holding, Inc.
**10.17      Master Pole Attachment Agreement dated January 12, 1998 by and between South
             Carolina Electric and Gas and KNOLOGY Holdings, Inc. d/b/a/ KNOLOGY of
             Charleston.
 *10.18      Pole Attachment Agreement dated May 21, 1990 by and between the Georgia Power
             Company and American Cable Company.
 *10.19      License Agreement for Pole Attachments dated June 19, 1990 by and between South
             Central Bell Telephone Company and Montgomery Cablevision and Entertainment, Inc.
 *10.20      Agreement for Attachments of Cables, Amplifiers, and Associated Equipment for the
             Provision of Cable Television Service dated March 1, 1993 by and between Alabama
             Power Company and Montgomery Cablevision and Entertainment, Inc.

 EXHIBIT
 NUMBER                                     EXHIBIT DESCRIPTION
---------    ---------------------------------------------------------------------------------
 +10.21      License Agreement for Pole Attachments and/or Conduit Occupancy dated July 28,
             1993 by and between BellSouth Telecommunications, Inc. d/b/a Southern Bell
             Telephone and Telegraph Company and American Cable Company.
 +10.22      License Agreement dated September 29, 1995 by and between Montgomery Cablevision and Entertainment, Inc. and American Communications Services of Montgomery, Inc.
 +10.23      License Agreement dated January 17, 1996 by and between American Cable, Inc. and
             American Communication Services of Columbus, Inc.
 +10.24      Addendum to License Agreement dated April 21, 1997 by and between American Cable,
             Inc. and American Communication Services of Columbus, Inc.
 *10.25      Lease Agreement, dated December 5, 1997 by and between The Hilton Company and
             KNOLOGY of Panama City, Inc.
*+10.26      Billing and Collection Services Agreement dated April 2, 1997 by and between
             Interstate Telephone Company and Cybernet Holding, Inc.
*+10.27      Operator and Related Services Agreement dated April 14, 1997 by and between
             Eastern Telecom Inc. d/b/a Inter Quest and Cybernet Holding, Inc.
*+10.28      Agreement for Telecommunication Services dated May 1, 1997 by and between
             Cybernet Holding, Inc. and DeltaCom, Inc.
*+10.29      First Addendum to Service Agreement dated July 7, 1997 by and between KNOLOGY
             Holdings, Inc. and DeltaCom, Inc.
 *10.30      Interconnection Agreement by and among BellSouth Communications, Inc., Cybernet
             Holding, Inc., American Cable, Inc. and Montgomery Cablevision & Entertainment,
             Inc., dated April 15, 1997.
 *10.31      Amendment To Interconnection Agreement by and among BellSouth Telecommunications,
             Inc., Cybernet Holding, Inc., American Cable, Inc. and Montgomery Cablevision &
             Entertainment, dated May 1, 1997.
 *10.32      Second Amendment To Interconnection Agreement by and among BellSouth
             Telecommunications, Inc., Cybernet Holding, Inc., American Cable, Inc. and
             Montgomery Cablevision & Entertainment, dated July 7, 1997.
 *10.33      Commitment Letter from First Union National Bank to KNOLOGY Holdings, Inc., dated
             October 15, 1997.
 *10.33.1    Commitment Extension Letter from First Union National Bank to KNOLOGY Holdings,
             Inc., dated December 12, 1997.
 *10.34      Certificate of Membership with National Cable Television Cooperative, dated
             January 29, 1996, of Cybernet Holding, Inc.
 *10.35      Stockholders' Agreement among KNOLOGY Holdings, Inc. and Certain Stockholders
             Thereof dated as of December 8, 1995.
 *10.36      Amendment No. 1 to Stockholders' Agreement dated as of January 25, 1996.
 *10.37      Amendment No. 2 to Stockholders' Agreement dated as of April 18, 1996.
 *10.38      Amended and Restated Agreement Among Shareholders Among KNOLOGY Holdings, Inc.
             and Certain Shareholders thereof dated as of July 28, 1997.
 *10.39      Ordinance (Harris County, Georgia) dated April 6, 1982.
 *10.40      Ordinance (Harris County, Georgia) to Amend Cable Franchise Ordinance of April 6,
             1982, dated November 5, 1996.
 *10.41      Ordinance (Bibb City, Georgia) dated October 5, 1990.
 *10.42      Ordinance No. 88-53 (Columbus, Georgia) dated May 17, 1988.

 EXHIBIT
 NUMBER                                     EXHIBIT DESCRIPTION
---------    ---------------------------------------------------------------------------------
 *10.43      Ordinance No. 89-3 (Columbus, Georgia) dated January 10, 1989.
 *10.44      Ordinance No. 16-90 (Montgomery, Alabama) dated March 6, 1990.
 *10.45      Ordinance No. 50-76 (Montgomery, Alabama).
 *10.45.1    Ordinance No. 9-90 (Montgomery, Alabama) dated January 16, 1990.
 *10.46      Resolution No. 58-95 (Montgomery, Alabama) dated April 6, 1995.
 *10.47      Resolution No. 92-7 (Panama City Beach, Florida) dated July 23, 1992.
 *10.48      License (Bay County, Florida) dated January 5, 1993.
 *10.49      Resolution No. 97-22 (Panama City Beach, Florida) dated December 3, 1997.
 *10.50      Resolution No. 2075 (Bay County, Florida) dated November 18, 1997.
*+10.51      Collocation Agreement between Interstate FiberNet and Cybernet Holding, Inc., dated July 1, 1997.
 +10.52      License Agreement for Pole Attachments and/or Conduit Occupancy in Florida dated
             September 15, 1993 between BellSouth Telecommunications, Inc. d/b/a Southern Bell
             Telephone and Telegraph and Beach Cable, Inc.
 *11.1       Computation of Earnings Per Share of Common Stock.
 *12.1       Statement regarding Computation of Ratio of Earnings to Fixed Charges.
 *21.1       Subsidiaries of KNOLOGY Holdings, Inc.
 *23.1       Consent of Arthur Andersen LLP.
**23.2       Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).
  24.1       Power of attorney (included on signature page).
 *25.1       Statement on Form T-1 of Eligibility of Trustee.
 *27.1       Financial Data Schedule for the year ended December 31, 1996.
 *27.2       Financial Data Schedule for the nine month period ended September 30, 1997.
 *99.1       Form of Letter of Transmittal.
 *99.2       Form of Notice of Guaranteed Delivery.
 *99.3       Form of Letter to Brokers, et al.
 *99.4       Form of Letter to Clients.


---------------

 * Previously filed.


** To be filed by amendment.


 + Confidential treatment has been requested. The copy filed as an exhibit omits the information subject to the confidential treatment request.

     (b) Financial Statement Schedules

     The following financial statement schedule is filed herewith:


     Schedule II--Valuation and Qualifying Accounts


     Schedules not listed above have been omitted because they are inapplicable or the information required to be set forth therein is provided in the Combined Financial Statements of the Company or notes thereto.

ITEM 22.  UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange

Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this Registration Statement through the date of responding to the request.

     The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this Registration Statement when it became effective.

     The undersigned registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) to include any prospectus required by section 10(a)(3) of the Securities Act;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in this Registration Statement when it becomes effective; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

     The undersigned registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned registrant hereby undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF SECURITIES ACT, THE COMPANY HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF WEST POINT, GEORGIA, ON THIS 3RD DAY OF FEBRUARY, 1998.


                                         KNOLOGY Holdings, Inc.

                                          By      /s/ WILLIAM E. MORROW
                                            ------------------------------------
                                                     WILLIAM E. MORROW
                                                  CHIEF EXECUTIVE OFFICER

                            ------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints O. Gene Gabbard, William E. Morrow and James K. McCormick, jointly and severally, each in his own capacity, his true and lawful attorneys-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of Securities Act, this Registration Statement has been signed below by the following persons, in the capacities indicated below, on this 3rd day of February, 1998.


                  SIGNATURE                                          TITLE
---------------------------------------------     --------------------------------------------

                      *                                Chairman of the Board and Director
---------------------------------------------
               O. GENE GABBARD
            /s/ WILLIAM E. MORROW                    President, Chief Executive Officer and
---------------------------------------------        Director (Principal executive officer)
              WILLIAM E. MORROW

           /s/ JAMES K. MCCORMICK                    Chief Financial Officer and Secretary
---------------------------------------------      (Principal financial officer and principal
             JAMES K. MCCORMICK                               accounting officer)

                      *                                             Director
---------------------------------------------
               RICHARD BODMAN

                      *                                             Director
---------------------------------------------
              DONALD W. BURTON

                      *                                             Director
---------------------------------------------
           CAMPBELL B. LANIER, III

                  SIGNATURE                                          TITLE
---------------------------------------------     --------------------------------------------

---------------------------------------------                       Director
           L. CHARLES HILTON, JR.

                      *                                             Director
---------------------------------------------
            WILLIAM H. SCOTT, III

                      *                                             Director
---------------------------------------------
              ANDREW M. WALKER

         *By: /s/ WILLIAM E. MORROW
---------------------------------------------
              WILLIAM E. MORROW
              ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS


 EXHIBIT
 NUMBER                                     EXHIBIT DESCRIPTION
---------    ---------------------------------------------------------------------------------
  *1.1       Placement Agreement, dated October 16, 1997, between KNOLOGY Holdings, Inc. and
             Morgan Stanley & Co. Incorporated, for itself and the other Placement Agents named therein (the "Placement Agents").
  *2.1       Agreement and Plan of Merger, dated December 5, 1997, by and among KNOLOGY
             Holdings, Inc., KNOLOGY of Panama City, Inc., Beach Cable, Inc. and L. Charles
             Hilton.
  *3.1       Certificate of Incorporation of KNOLOGY Holdings, Inc.
  *3.2       Amended and Restated Bylaws of KNOLOGY Holdings, Inc.
  *4.1       Indenture dated as of October 22, 1997 between KNOLOGY Holdings, Inc. and United
             States Trust Company of New York, as Trustee, relating to the 11 7/8% Senior
             Discount Notes Due 2007 of KNOLOGY Holdings, Inc.
  *4.2       Registration Rights Agreement, dated October 22, 1997, between KNOLOGY Holdings,
             Inc., the Placement Agents and SCANA Communications, Inc.
  *4.3       Form of Senior Discount Note (contained in Indenture filed as Exhibit 4.1).
  *4.4       Form of Exchange Note (contained in Indenture filed as Exhibit 4.1).
 **5.1       Opinion of Hogan & Hartson L.L.P.
 **8.1       Tax Opinion of Hogan & Hartson L.L.P.
 *10.1       Unit Purchase Agreement, dated as of October 16, 1997 between KNOLOGY Holdings,
             Inc. and SCANA Communications, Inc.
 *10.2       Warrant Agreement, dated as of October 22, 1997, between KNOLOGY Holdings, Inc.
             and United States Trust Company of New York (including form of Warrant
             Certificate).
 *10.3       Warrant Registration Rights Agreement, dated as of October 22, 1997, between
             KNOLOGY Holdings, Inc. and United States Trust Company of New York.
 *10.4       Sub-Lease Indenture dated November 1, 1995 by and between J. Smith Lanier & Co.
             Financial Services, Inc. and ITC Holding Company, Inc.
 *10.5       Lease Agreement dated April 15, 1996 by and between D.L. Jordan and American
             Cable Company, Inc.
 *10.6       Lease Agreement dated April 19, 1996 by and between B.E. Satterwhite and American
             Cable Company, Inc.
 *10.7       Pole Attachment Agreement dated January 1, 1998 by and between Gulf Power Company and Beach Cable, Inc.
 *10.8       Lease Agreement dated August 19, 1996 by and between Vaughn/Taylor, L.L.C. and
             Montgomery Cablevision and Entertainment, Inc.
 *10.9       Lease Agreement dated August 20, 1996 by and between William H. McLemore and
             Montgomery Cablevision and Entertainment, Inc.
 *10.10      Lease Agreement dated November 7, 1996 by and between Samuel B. Hewitt and
             American Cable Company, Inc.
 *10.11      Site Agreement dated November 19, 1996 by and between John Walter Stowers and
             Montgomery Cablevision and Entertainment, Inc.
 *10.12      Office Lease Agreement dated February 15, 1997 by and between Scott P. Pinckard and Cybernet Holdings, Inc.
*+10.13      Lease Agreement dated April 2, 1997 by and between Interstate Telephone Company and Cybernet Holding, Inc.
 *10.14      Lease Agreement dated May 15, 1997 by and between Southern Boulevard Corporation and Cybernet Holding d/b/a Montgomery Cablevision and Entertainment, Inc.

 EXHIBIT
 NUMBER                                     EXHIBIT DESCRIPTION
---------    ---------------------------------------------------------------------------------
 *10.15      Lease Agreement dated August 23, 1997 by and between Interstate Fibernet, Inc.
             and KNOLOGY Holdings, Inc.
*+10.16      Telecommunications Facility Lease and Capacity Agreement, dated September 10,
             1996, by and between Troup EMC Communications, Inc. and Cybernet Holding, Inc.
**10.17      Master Pole Attachment Agreement dated January 12, 1998 by and between South
             Carolina Electric and Gas and KNOLOGY Holdings, Inc. d/b/a/ KNOLOGY of
             Charleston.
 *10.18      Pole Attachment Agreement dated May 21, 1990 by and between the Georgia Power
             Company and American Cable Company.
 *10.19      License Agreement for Pole Attachments dated June 19, 1990 by and between South
             Central Bell Telephone Company and Montgomery Cablevision and Entertainment, Inc.
 *10.20      Agreement for Attachments of Cables, Amplifiers, and Associated Equipment for the
             Provision of Cable Television Service dated March 1, 1993 by and between Alabama
             Power Company and Montgomery Cablevision and Entertainment, Inc.
 +10.21      License Agreement for Pole Attachments and/or Conduit Occupancy dated July 28,
             1993 by and between BellSouth Telecommunications, Inc. d/b/a Southern Bell
             Telephone and Telegraph Company and American Cable Company.
 +10.22      License Agreement dated September 29, 1995 by and between Montgomery Cablevision and Entertainment, Inc. and American Communications Services of Montgomery, Inc.
 +10.23      License Agreement dated January 17, 1996 by and between American Cable, Inc. and
             American Communication Services of Columbus, Inc.
 +10.24      Addendum to License Agreement dated April 21, 1997 by and between American Cable,
             Inc. and American Communication Services of Columbus, Inc.
 *10.25      Lease Agreement, dated December 5, 1997 by and between The Hilton Company and
             KNOLOGY of Panama City, Inc.
*+10.26      Billing and Collection Services Agreement dated April 2, 1997 by and between
             Interstate Telephone Company and Cybernet Holding, Inc.
*+10.27      Operator and Related Services Agreement dated April 14, 1997 by and between
             Eastern Telecom Inc. d/b/a Inter Quest and Cybernet Holding, Inc.
*+10.28      Agreement for Telecommunication Services dated May 1, 1997 by and between
             Cybernet Holding, Inc. and DeltaCom, Inc.
*+10.29      First Addendum to Service Agreement dated July 7, 1997 by and between KNOLOGY
             Holdings, Inc. and DeltaCom, Inc.
 *10.30      Interconnection Agreement by and among BellSouth Communications, Inc., Cybernet
             Holding, Inc., American Cable, Inc. and Montgomery Cablevision & Entertainment,
             Inc., dated April 15, 1997.
 *10.31      Amendment To Interconnection Agreement by and among BellSouth Telecommunications,
             Inc., Cybernet Holding, Inc., American Cable, Inc. and Montgomery Cablevision &
             Entertainment, dated May 1, 1997.
 *10.32      Second Amendment To Interconnection Agreement by and among BellSouth
             Telecommunications, Inc., Cybernet Holding, Inc., American Cable, Inc. and
             Montgomery Cablevision & Entertainment, dated July 7, 1997.
 *10.33      Commitment Letter from First Union National Bank to KNOLOGY Holdings, Inc., dated
             October 15, 1997.
 *10.33.1    Commitment Extension Letter from First Union National Bank to KNOLOGY Holdings,
             Inc., dated December 12, 1997.
 *10.34      Certificate of Membership with National Cable Television Cooperative, dated
             January 29, 1996, of Cybernet Holding, Inc.

 EXHIBIT
 NUMBER                                     EXHIBIT DESCRIPTION
---------    ---------------------------------------------------------------------------------
 *10.35      Stockholders' Agreement among KNOLOGY Holdings, Inc. and Certain Stockholders
             Thereof dated as of December 8, 1995.
 *10.36      Amendment No. 1 to Stockholders' Agreement dated as of January 25, 1996.
 *10.37      Amendment No. 2 to Stockholders' Agreement dated as of April 18, 1996.
 *10.38      Amended and Restated Agreement Among Shareholders Among KNOLOGY Holdings, Inc.
             and Certain Shareholders thereof dated as of July 28, 1997.
 *10.39      Ordinance (Harris County, Georgia) dated April 6, 1982.
 *10.40      Ordinance (Harris County, Georgia) to Amend Cable Franchise Ordinance of April 6,
             1982, dated November 5, 1996.
 *10.41      Ordinance (Bibb City, Georgia) dated October 5, 1990.
 *10.42      Ordinance No. 88-53 (Columbus, Georgia) dated May 17, 1988.
 *10.43      Ordinance No. 89-3 (Columbus, Georgia) dated January 10, 1989.
 *10.44      Ordinance No. 16-90 (Montgomery, Alabama) dated March 6, 1990.
 *10.45      Ordinance No. 50-76 (Montgomery, Alabama).
 *10.45.1    Ordinance No. 9-90 (Montgomery, Alabama) dated January 16, 1990.
 *10.46      Resolution No. 58-95 (Montgomery, Alabama) dated April 6, 1995.
 *10.47      Resolution No. 92-7 (Panama City Beach, Florida) dated July 23, 1992.
 *10.48      License (Bay County, Florida) dated January 5, 1993.
 *10.49      Resolution No. 97-22 (Panama City Beach, Florida) dated December 3, 1997.
 *10.50      Resolution No. 2075 (Bay County, Florida) dated November 18, 1997.
*+10.51      Collocation Agreement between Interstate FiberNet and Cybernet Holding, Inc., dated July 1, 1997.
 +10.52      License Agreement for Pole Attachments and/or Conduit Occupancy in Florida dated
             September 15, 1993 between BellSouth Telecommunications, Inc. d/b/a Southern Bell
             Telephone and Telegraph and Beach Cable, Inc.
 *11.1       Computation of Earnings Per Share of Common Stock.
 *12.1       Statement regarding Computation of Ratio of Earnings to Fixed Charges.
 *21.1       Subsidiaries of KNOLOGY Holdings, Inc.
 *23.1       Consent of Arthur Andersen LLP.
**23.2       Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).
  24.1       Power of attorney (included on signature page).
 *25.1       Statement on Form T-1 of Eligibility of Trustee.
 *27.1       Financial Data Schedule for the year ended December 31, 1996.
 *27.2       Financial Data Schedule for the nine month period ended September 30, 1997.
 *99.1       Form of Letter of Transmittal.
 *99.2       Form of Notice of Guaranteed Delivery.
 *99.3       Form of Letter to Brokers, et al.
 *99.4       Form of Letter to Clients.


---------------

 * Previously filed.


** To be filed by amendment.


 + Confidential treatment has been requested. The copy filed as an exhibit omits the information subject to the confidential treatment request.